UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 15, 2004
                                                     -----------------



                                    XRG, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-49659              58-2583457
        --------                     -------              ----------
   (State or other                (Commission           (IRS Employer
    jurisdiction of                 File No.)            Identification
    incorporation)                                          Number)


  601 Cleveland St., Suite 820, Clearwater, Florida       33755
  -------------------------------------------------       -----
       (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (727) 475-3060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

_    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On November 15, 2004, at a Special Board of Directors meeting, the Board of Directors of the Company elected Michael T. Cronin, Gary Allen, and Brad Ball to serve on its Board of Directors, effective immediately. There is no arrangement or understanding pursuant to which Michael T. Cronin, Gary Allen, or Brad Ball were selected as directors. There are no related party transactions between the Company and Gary Allen or Brad Ball. Mr. Cronin acts as counsel to XRG and owns 650,000 shares of XRG's common stock. The Board of Directors has not yet appointed these new members to any committees of the Board of Directors.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           XRG, Inc.



Date:     November 15, 2004                 By:  /s/ Kevin P. Brennan
                                                 --------------------
                                                     Kevin P. Brennan
                                                     Chief Executive Officer

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